Exhibit 10.2 to
                                                                        Form 8-K



                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

                     Registration Rights Agreement, dated as of October 21, 2002, by and among HomeFed Corporation, a Delaware corporation ("Company") and Leucadia National Corporation, a New York Corporation ("Purchaser").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                     WHEREAS, Company and Purchaser have entered into that certain Stock Purchase Agreement, dated as of October 21, 2002 (the "Purchase Agreement"), pursuant to which, among other things, Purchaser has agreed to sell and deliver to Company 1,000 shares of common stock of CDS Holding Corporation (the "CDS Shares") for consideration including, but not limited to, the HomeFed Stock Consideration (as defined in the Purchase Agreement); and

                     WHEREAS, in order to induce Purchaser to enter into the Purchase Agreement and to receive the HomeFed Stock Consideration in partial consideration for the CDS Shares, Company has agreed to provide registration rights with respect to the HomeFed Stock Consideration;

                     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

                     1. Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                     "Agreement" shall mean this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                     "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                     "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                     "Common Stock" shall mean the Company common stock, $0.01 par value per share.




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                     "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                     "Holder" shall mean the holder of Registrable Securities.

                     "Majority Holders" shall mean Holders holding at the time, shares of Common Stock representing more than 50% of the then outstanding shares of Common Stock issued pursuant to the Purchase Agreement.

                     "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                     "Prospectus" shall mean any preliminary prospectus or final prospectus (as such may be amended or supplemented) which constitutes Part I of a Registration Statement filed with the Commission.

                     "Registrable Securities" shall mean the shares of Common Stock owned by Purchaser or its permitted transferees and all Common Stock hereafter acquired by Purchaser or which Purchaser hereafter obtains the right to acquire pursuant to the terms of the Purchase Agreement or otherwise. As to any particular Registrable Securities held by any Holder (other than (C) which shall not apply to Purchaser), such securities shall cease to constitute Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution contemplated by the registration statement, (B) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto), (C) all Registrable Securities held by such Holder may be sold pursuant to Rule 144(k) of the Securities Act, or (D) such securities shall have ceased to be issued and outstanding.

                     "Registration Statement" shall mean the form and documents required to be filed by an issuer in connection with the registration of securities of such issuer under the Securities Act.

                     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                     2. Demand Registration. After receipt of a written request from the holders of Registrable Securities requesting that Company effect a registration under the Securities Act covering at least 20% of the Registrable Securities initially outstanding or having a minimum anticipated aggregate offering price of $3,000,000, and specifying the intended method or methods of disposition thereof, Company shall promptly notify all Holders in writing of the receipt of such request and each such Holder, in lieu of exercising its rights under Section 3 may elect (by written notice sent to Company within ten (10)


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Business Days from the date of such Holder's receipt of the aforementioned
Company's notice) to have Registrable Securities included in such registration thereof pursuant to this Section 2. Thereupon Company shall, as expeditiously as is possible, use its commercially reasonable efforts to effect the registration under the Securities Act of all shares of Registrable Securities which Company has been so requested to register by such Holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; provided, however, that Company shall not be required to effect more than three
(3) registrations of any Registrable Securities pursuant to this Section 2. Except as otherwise agreed to in writing by Holders holding a majority of Registrable Securities to be included in such registration, no securities other than Registrable Securities shall be included in such registration statement. Except as otherwise provided in Section 5, all expenses of such registration shall be borne by Company.

                     3. Incidental Registration. If Company at any time proposes to file on its behalf and/or on behalf of any of its security holders other than Holders (the "Demanding Security Holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Company pursuant to any employee benefit plan, respectively) for the general registration of securities, it will give written notice to all Holders at least thirty (30) days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Company. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as such Holders may request.

                     Each Holder desiring to have Registrable Securities registered under this Section 3 shall advise Company in writing within twenty
(20) days after the date of receipt of such offer from Company, setting forth the amount of such Registrable Securities for which registration is requested. Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, provided that Company may in its sole discretion determine to abandon any such registration. If the managing underwriter of a proposed public offering shall advise Company in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Company or such Demanding Security Holders would materially and adversely affect the distribution of such securities by Company or such Demanding Security Holders, then all selling security holders (including the Demanding Security Holders and Holders, but not including Company) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. Except as otherwise provided in Section 5, all expenses of such registration shall be borne by Company.

                     4. Registration Procedures. If Company is required by the provisions of Section 2 or 3 to use its commercially reasonable efforts to effect the registration of any of its securities under the Securities Act, Company will, as expeditiously as possible:



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


                           (a) prepare and file with the Commission a
Registration Statement with respect to such securities and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but not to exceed one hundred and eighty (180) days;

                           (b) prepare and file with the Commission such
amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of one hundred and eighty (180) days;

                           (c) furnish to such selling security holders such
number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

                           (d) use its commercially reasonable efforts to
register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall request (provided, however, that Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                           (e) furnish, at the request of any Holder requesting
registration of Registrable Securities pursuant to Sections 2 or 3, on the date that such shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holder making such request and, if such accountants refuse to deliver such letter to such Holder, then to Company, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or such Holder shall reasonably request;



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

                           (f) (i) notify each Holder of any Registrable
Securities covered by such Registration Statement (a "Selling Holder"), at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and (ii) at the request of any such Selling Holder prepare and furnish to such Selling Holder a reasonable number of copies of any supplement to or amendment of such Prospectus that may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g) enter into customary agreements (including an
underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

                           (h) otherwise use its commercially reasonable efforts
to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act.

                     It shall be a condition precedent to the obligation of Company to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall (i) furnish to Company such information regarding the securities held by such Holder and the intended method of disposition thereof as Company shall reasonably request and as shall be required in connection with the action taken by Company and (ii) in connection with an underwritten offering, enter into customary agreements (including an underwriting agreement and a lock-up agreement with respect to such Holder's equity securities of Company as may be requested by the managing underwriter).

                     5. Expenses. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and expenses of counsel for Company, the reasonable fees and expenses of counsel for the Selling Holders (selected by those holding a majority of the securities being registered), all accounting fees and all expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to Section 4(d), shall be paid by Company; provided, however, that Company shall not be liable for any fees, discounts or commissions to any underwriter in respect of the securities sold by such Holder.


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

                     6. Indemnification and Contribution.

                           (a) In the event of any registration of any
Registrable Securities under the Securities Act pursuant to this Agreement, Company shall indemnify and hold harmless the Holder of such Registrable Securities, such Holder's directors and officers, and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls such Holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any Prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such Registration Statement, Prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to Company by such Holder specifically for use therein or (in the case of any registration pursuant to Section 2) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such Holder.

                           (b) Each Holder, by acceptance hereof, agrees to
indemnify and hold harmless Company, its directors and officers and each other person, if any, who controls Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to Company by such Holder specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such Holder, any Prospectus contained therein, or any amendment or supplement thereto, but in an amount not to exceed the net proceeds received by such Holder in the offering.

                           (c) If the indemnification provided for in this
Section 6 from the indemnifying party is unavailable to an indemnified party


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hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The liability of any holder of Registrable Securities hereunder shall not exceed the net proceeds received by it in the offering.

                     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                     7. Sale without Registration; Legend.

                           (a) The Holders agree to comply in all respects with
the provisions of this Section 7(a) so long as each certificate representing the shares of Registrable Securities by them is required to bear one or more legends as set forth in Section 7(b) hereof. Prior to any proposed transfer of any Registrable Securities by any Holder which shall not be registered under the Securities Act, such Holder shall give written notice to Company of its intention to effect such transfer, accompanied by: (i) such information as is reasonably necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) at the expense of such Holder's transferee, an unqualified opinion of counsel, satisfactory in form and substance to Company, to the effect that such transfer may be made without registration under the Securities Act. Notwithstanding the foregoing, no opinion of counsel shall be necessary for a transfer by a Holder in compliance with Rule 144(k) (or any successor provision) under the Securities Act so long as Company is furnished with satisfactory evidence of compliance with such rule.

                           (b) Each certificate representing Registrable
Securities shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):


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                     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN
                     ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                     The Holders consent to Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Section 7.

                     8. Certain Limitations on Registration Rights. Notwithstanding the other provisions of this Agreement:


                           (a) Company shall not be obligated to register the
Registrable Securities of any Holder if, in the opinion of counsel to Company reasonably satisfactory to the Holder and its counsel (or, if the Holder has engaged an investment banking firm, to such investment banking firm and its counsel), the sale or other disposition of all of such Holder's Registrable Securities, in the manner proposed by such Holder (or by such investment banking firm), may be effected without registering such Registrable Securities under the Securities Act in reliance upon Rule 144(k) under the Securities Act; and

                           (b) Company shall not be obligated to register the
Registrable Securities of any Holder pursuant to Section 2 if Company has had a registration statement, under which such Holder had a right to have its Registrable Securities included pursuant to Section 2 or 3, declared effective within one year prior to the date of the request pursuant to Section 2.

                           (c) Company shall have the right to delay the filing
or effectiveness of a registration statement required pursuant to Section 2 hereof during one or more periods aggregating not more than one hundred and twenty (120) days in any twelve-month period in the event that (i) Company would, in accordance with the advice of its counsel, be required to disclose in the Prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the judgment of Company's Board of Directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the Prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect Company.

                     9. Selection of Managing Underwriters. The managing underwriter or underwriters for any offering of Registrable Securities to be registered pursuant to Section 2 shall be selected by Company and shall be reasonably acceptable to Purchaser.


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                     10. Miscellaneous.

                           (a) No Inconsistent Agreements. Company will not
hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

                           (b) Remedies. Each Holder, in addition to being
entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                           (c) Amendments. This Agreement and all other
Agreements may be amended or modified with the written consent of Company and the Majority Holders.

                           (d) Notice Generally. Any notice, demand, request,
consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                           (i) If to any Holder, at its last known address
appearing on the books of Company maintained for such purpose.

                           (ii) If to Company, at

                            HomeFed Corporation
                            1903 Wright Place, Suite 220
                            Carlsbad, CA 92008
                            Attention:  Paul J. Borden
                            Facsimile No.:  (760) 918-8210
                            Telephone No.:  (760) 918-8200

               with a copy (which shall not constitute notice) to:

                            Pillsbury Winthrop LLP
                            11682 El Camino Road, Suite 200
                            San Diego, CA 92130
                            Attention:  K. Michael Garrett
                            Facsimile No.:  (858) 509-4010
                            Telephone No.:  (858) 509-4019



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or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail.

                           (e) Counterparts. This Agreement may be executed by
the parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

                           (f) Rule 144. So long as Company is subject to the
reporting requirements under the Exchange Act, it shall comply with such requirements so as to permit sales of Registrable Securities by the Holders thereof pursuant to Rule 144 under the Securities Act.

                           (g) Successors and Assigns. This Agreement shall
inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto including any person to whom Registrable Securities are transferred.

                           (h) Headings. The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (i) Governing Law; Jurisdiction. This Agreement shall
be governed by, construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof.

                           (j) Severability. Wherever possible, each provision
of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                           (k) Entire Agreement. This Agreement, together with
the Purchase Agreement, represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.


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                     IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.



                                         HOMEFED CORPORATION

                                         By: /s/ Paul J. Borden
                                             --------------------------------
                                             Name: Paul J. Borden
                                             Title: President



                                         LEUCADIA NATIONAL CORPORATION

                                         By: /s/ Joseph A. Orlando
                                             --------------------------------
                                             Name: Joseph A. Orlando
                                             Title: Vice President







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